                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 22, 2001



                                EATON CORPORATION
-------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

      Ohio                    1-1396                 34-0196300
-----------------          ------------          -------------------
(State or other            (Commission           (I.R.S. Employer
 jurisdiction of            File Number)          Identification No.)
 incorporation)


              Eaton Center
            Cleveland, Ohio                             44114
----------------------------------------         -------------------
(Address of principal executive offices)              (Zip Code)


                                 (216) 523-5000
                          -----------------------------
                         Registrant's telephone number,
                               including area code

Item 5.    Other Events
           ------------

The Company today announced the following financial information:

Eaton Corporation

Comparative Financial Summary

                                                  Three months ended
                                                      December 31
                                                   -----------------
(Millions except for per share data)                 2000    1999
                                                     ----    ----
Continuing operations
  Net sales                                         $1,948  $2,081
  Income before income taxes                            85     354
  Income after income taxes                         $   58  $  215
Income from discontinued operations                     26       9
                                                    ------   -----
Net income                                          $   84  $  224
                                                    ======   =====
Net income per Common Share
  Assuming dilution
    Continuing operations                           $ 0.83  $ 2.86
    Discontinued operations                           0.37    0.12
                                                    ------   -----
                                                    $ 1.20  $ 2.98
                                                    ======   =====
  Basic
    Continuing operations                           $ 0.84  $ 2.91
    Discontinued operations                           0.37    0.13
                                                    ------   -----
                                                    $ 1.21  $ 3.04
                                                    ======   =====
Average number of Common Shares outstanding
  Assuming dilution                                   70.1    75.1
  Basic                                               69.6    73.7

Cash dividends paid per Common Share                $ 0.44  $ 0.44


See accompanying notes.


Eaton Corporation

Comparative Financial Summary




                                                 Twelve months ended
                                                     December 31
                                                  -------------------
(Millions except for per share data)                  2000    1999
                                                      ----    ----

Continuing operations:
  Net sales                                         $8,309  $8,005
  Income before income taxes                           552     943
  Income after income taxes                         $  363  $  603
Income from discontinued operations                     90      14
                                                    ------   -----
Net income                                          $  453  $  617
                                                    ======   =====
Net income per Common Share
  Assuming dilution
    Continuing operations                           $ 5.00  $ 8.17
    Discontinued operations                           1.24    0.19
                                                    ------   -----
                                                    $ 6.24  $ 8.36
                                                    ======   =====
  Basic
    Continuing operations                           $ 5.06  $ 8.31
    Discontinued operations                           1.25    0.20
                                                    ------   -----
                                                    $ 6.31  $ 8.51
                                                    ======   =====
Average number of Common Shares outstanding
  Assuming dilution                                   72.6    73.7
  Basic                                               71.8    72.5

Cash dividends paid per Common Share                $ 1.76  $ 1.76


See accompanying notes.



Eaton Corporation

Statements of Consolidated Income

                                                    Three months ended
                                                        December 31
                                                    ------------------
(Millions except for per share data)                  2000     1999
                                                      ----     ----

Net sales                                           $1,948   $2,081

Costs & expenses

  Cost of products sold                              1,455    1,532
  Selling & administrative                             320      317
  Research & development                                63       69
                                                    ------   ------
                                                     1,838    1,918
                                                    ------   ------
Income from operations                                 110      163

Other income (expense)
  Interest expense - net                               (46)     (41)
  Gain on sales of businesses                                   207
  Other - net                                           21       25
                                                    ------   ------
                                                       (25)     191
                                                    ------   ------

Income from continuing operations before income
  taxes                                                 85      354
Income taxes of continuing operations                   27      139
                                                    ------   ------
Income from continuing operations                       58      215
Income from discontinued operations                     26        9
                                                    ------   ------
Net income                                          $   84   $  224
                                                    ======   ======

Net income per Common Share
  Assuming dilution
    Continuing operations                           $ 0.83   $ 2.86
    Discontinued operations                           0.37     0.12
                                                    ------   ------
                                                    $ 1.20   $ 2.98
                                                    ======   ======
  Basic
    Continuing operations                           $ 0.84   $ 2.91
    Discontinued operations                           0.37     0.13
                                                    ------   ------
                                                    $ 1.21   $ 3.04
                                                    ======   ======
Average number of Common Shares outstanding
  Assuming dilution                                   70.1     75.1
  Basic                                               69.6     73.7

Cash dividends paid per Common Share                $ 0.44   $ 0.44



See accompanying notes.




Eaton Corporation

Statements of Consolidated Income

                                                   Twelve months ended
                                                        December 31
                                                    -------------------
(Millions except for per share data)                  2000     1999
                                                      ----     ----

Net sales                                           $8,309   $8,005

Costs & expenses

  Cost of products sold                              6,092    5,792
  Selling & administrative                           1,299    1,248
  Research & development                               269      262
                                                    ------   ------
                                                     7,660    7,302
                                                    ------   ------
Income from operations                                 649      703

Other income (expense)
  Interest expense - net                              (177)    (152)


  Gain on sales of businesses                                   340
  Other - net                                           80       52
                                                    ------   ------
                                                       (97)     240
                                                    ------   ------
Income from continuing operations before income
  taxes                                                552      943
Income taxes of continuing operations                  189      340
                                                    ------   ------
Income from continuing operations                      363      603
Income from discontinued operations                     90       14
                                                    ------   ------
Net income                                          $  453   $  617
                                                    ======   ======

Net income per Common Share
  Assuming dilution
    Continuing operations                           $ 5.00   $ 8.17
    Discontinued operations                           1.24     0.19
                                                    ------   ------
                                                    $ 6.24   $ 8.36
                                                    ======   ======
  Basic
    Continuing operations                           $ 5.06   $ 8.31
    Discontinued operations                           1.25     0.20
                                                    ------   ------
                                                    $ 6.31   $ 8.51
                                                    ======   ======
Average number of Common Shares outstanding
  Assuming dilution                                   72.6     73.7
  Basic                                               71.8     72.5

Cash dividends paid per Common Share                $ 1.76   $ 1.76


See accompanying notes.



Eaton Corporation

Business Segment Information

                                                     Three months ended
                                                         December 31
                                                     ------------------
(Millions)                                             2000        1999
                                                       ----        ----
Net sales of continuing operations
  Automotive Components                              $  428      $  455
  Fluid Power                                           631         602
  Industrial & Commercial Controls                      616         597
  Truck Components                                      273         427
                                                     ------      ------
Total ongoing operations                              1,948       2,081
Divested operations                                       0           0
                                                     ------      ------
Total net sales                                      $1,948      $2,081
                                                     ======      ======

Operating profit of continuing operations
  Automotive Components                              $   45      $   59
  Fluid Power                                            55          52
  Industrial & Commercial Controls                       64          51
  Truck Components                                      (12)         47
                                                     ------      ------
Total ongoing operations                                152         209

Divested operations                                                   4
Amortization of goodwill & other intangible assets      (25)        (25)
Interest expense - net                                  (46)        (41)
Gain on sales of businesses                                         207
Corporate & other - net                                   4           0
                                                     ------      ------
Income from continuing operations before income taxes    85         354
Income taxes from continuing operations                  27         139
                                                     ------      ------
Income from continuing operations                        58         215
Income from discontinued operations                      26           9
                                                     ------      ------
Net income                                           $   84      $  224
                                                     ======      ======



Results of the discontinued semiconductor equipment operations are as follows:

Net sales                                           $  189      $  133
Operating profit                                    $   45      $   17
Other income (expense) - net                            (5)         (5)
                                                    ------      ------
Income before income taxes                              40          12
Income taxes                                            14           3
                                                    ------      ------
Income from discontinued operations                 $   26      $    9
                                                    ======      ======
See accompanying notes.




Eaton Corporation

Business Segment Information

                                                   Twelve months ended
                                                       December 31
                                                   -------------------
(Millions)                                            2000        1999
                                                      ----        ----
Net sales of continuing operations
  Automotive Components                             $1,825      $1,857
  Fluid Power                                        2,607       2,036
  Industrial & Commercial Controls                   2,421       2,274
  Truck Components                                   1,456       1,630
                                                    ------      ------

Total ongoing operations                             8,309       7,797
Divested operations                                                208
                                                    ------      ------
Total net sales                                     $8,309      $8,005
                                                    ======      ======

Operating profit of continuing operations
  Automotive Components                             $  225      $  236
  Fluid Power                                          235         177
  Industrial & Commercial Controls                     251         181
  Truck Components                                     107         235
                                                    ------      ------
Total ongoing operations                               818         829

Divested operations                                                 44
Amortization of goodwill & other intangible assets     (98)        (89)
Interest expense - net                                (177)       (152)
Gain on sales of businesses                                        340
Corporate & other - net                                  9         (29)
                                                    ------      ------
Income from continuing operations before income
   takes                                            $  552      $  943
Income taxes from continuing operations                189         340
                                                    ------      ------
Income from continuing operations                      363         603
Income from discontinued operations                     90          14
                                                    ------      ------
Net income                                          $  453      $  617
                                                    ======      ======


Results of the discontinued semiconductor equipment operations are as follows:

Net sales                                           $  679      $  397
Operating profit                                       147          31
Other income (expense) - net                           (15)        (12)
                                                    ------      ------
Income before income taxes                             132          19
Income taxes                                            42           5
                                                    ------      ------
Income from discontinued operations                 $   90      $   14
                                                    ======      ======
See accompanying notes.

Eaton Corporation

Condensed Consolidated Balance Sheets

                                               December 31  December 31
(Millions)                                         2000        1999
                                                   ----        ----
ASSETS

Current assets
  Cash & short-term investments                  $  126     $  162
  Accounts receivable                             1,219      1,165
  Inventories                                       872        876

  Deferred income taxes & other current
    assets                                          354        349
                                                 ------     ------
                                                  2,571      2,552
Property, plant & equipment                       2,274      2,294
Goodwill                                          2,026      1,853
Other intangible assets                             556        598
Deferred income taxes & other assets                753        714
Net assets of discontinued operations                          331
                                                 ------     ------
                                                 $8,180     $8,342
                                                 ======     ======

LIABILITIES & SHAREHOLDERS' EQUITY
Current liabilities
  Short-term debt & current portion
    of long-term debt                            $  557     $  970
  Accounts payable                                  485        487
  Accrued compensation                              199        277
  Accrued income & other taxes                      191        255
  Other current liabilities                         675        579
                                                 ------     ------
                                                  2,107      2,568
Long-term debt                                    2,447      1,915
Postretirement benefits other than pensions         679        666
Deferred income taxes & other liabilities           537        569
Shareholders' equity                              2,410      2,624
                                                 ------     ------
                                                 $8,180     $8,342
                                                 ======     ======

EATON CORPORATION

NOTES TO THE FOURTH QUARTER 2000 EARNINGS RELEASE
(All references to net income per Common Share assume dilution.)

DISCONTINUED OPERATIONS
On June 30, 2000, the semiconductor equipment operations were reorganized into a wholly-owned subsidiary, Axcelis Technologies, Inc. (Axcelis). In July 2000, Axcelis completed an initial public offering (IPO) for the sale of 17,050,000 common shares at $22 per share. The proceeds from the IPO, net of an underwriting discount and other offering expenses, were $349.2 million and, together with cash from other sources available to Axcelis, were used to pay a $300 million dividend to Eaton. Subsequent to the IPO, Eaton owned 82.4% of the 97,050,000 outstanding common shares of Axcelis.

On December 29, 2000, Eaton distributed the remaining 79,994,900 shares of Axcelis to Eaton shareholders in a tax-free dividend (spin-off). The net assets of Axcelis at the spin-off, after a reduction for the 17.6% minority interest in Axcelis, were recorded as a reduction of retained earnings in Eaton's shareholders' equity. No gain or loss was recognized for the IPO or spin-off.

As a result of the spin-off of Axcelis, the consolidated financial statements of Eaton have been restated to display the semiconductor equipment operations as a discontinued operation. Operating results of discontinued operations are summarized as follows (millions):

                                       Three months ended  Twelve months ended
                                           December 31        December  31
                                         2000      1999      2000      1999
Net sales                                $189      $133      $679      $397
Income before income taxes                 40        12       132        19
Income from discontinued operations        26         9        90        14

RESTRUCTURING CHARGES
Income was reduced by the following restructuring charges (millions except for per share data):

                                       Three months ended  Twelve months ended
                                           December 31        December 31
                                         2000      1999      2000      1999
Pretax                                    $21       $18       $52       $30
Aftertax                                   14        12        34        20
Per Common Share                          .20       .16       .47       .27

The charges in 2000 were associated with the integration of Aeroquip-Vickers into the Company. The charges in 1999 were primarily related to the integration of Aeroquip-Vickers and also included a provision of $7 million recorded in the fourth quarter of 1999 for the restructuring of certain European operations of the Truck Components segment. The charges in 2000 and 1999 reduced operating profit of the Fluid Power segment, except for the $7 million charge in the fourth quarter of 1999 which reduced operating profit of the Truck Components segment and certain charges which related to corporate expense ($4 million and $1 million for the fourth quarters of 2000 and 1999, respectively; and $5 million and $2 million for the full years).

The restructuring charges in 2000 and 1999 were included in the Statements of Consolidated Income in Income from Operations.

OTHER INCOME (EXPENSE)
Income for the full year of 2000 was increased by net pretax gains on the sale of corporate assets of $22 million ($14 million aftertax, or $.19 per Common Share). These gains were included in the Statements of Consolidated Income in Other income - net and in Business Segment Information in Corporate and other - net.

GAIN ON SALES OF BUSINESSES
On October 1, 1999, the Company completed the sale of the Fluid Power Division. The sale of this business, and adjustments related to businesses sold in prior periods, resulted in a pretax gain of $207 million ($117 million aftertax, or $1.55 per Common share) which was recorded in the fourth quarter of 1999. On December 30, 1999, the Company sold substantially all of Vickers Electronics Systems, which was acquired in the acquisition of Aeroquip-Vickers, resulting in no gain or loss.

On August 31, 1999, the Company completed the sale of the Engineered Fasteners Division. The sale of this business resulted in a pretax gain of $133 million ($81 million aftertax, or $1.08 per Common Share) which was recorded in the third quarter of 1999.

The operating results of these businesses are included in divested operations in Business Segment Information.

ACQUISITION OF AEROQUIP-VICKERS, INC.
On April 9, 1999, the Company completed the acquisition of Aeroquip-Vickers, Inc. The acquisition was accounted for by the purchase method of accounting and, accordingly, the Statements of Consolidated Income include the results of Aeroquip-Vickers from the date of acquisition.

Item 9.  Regulation FD Disclosure

In light of the softening of general economic conditions, and in order to strengthen its balance sheet, the Company announced that it was suspending purchases under its $500 million share repurchase program. To date, approximately $323.5 million of this program has been utilized.

For 2001, one of the Company's important goals is to achieve an operating margin of at least the 10.4% achieved in 2000, excluding both restructuring charges and Axcelis. Its sales for 2001 are estimated to be approximately $8 billion, and its operating earnings per share, excluding restructuring charges and gains from business divestitures, are estimated to be in the range of $5.20 to $5.40. Excluding Axcelis, the Company's operating earnings per share for 2000 were $5.28. Operating earnings per share for the first quarter of 2001 are estimated to be in the range of $1.05 to $1.15.

This current report on Form 8-K contains projections and other forward-looking statements about Eaton's share repurchase program and its future operating margins, sales and earnings per share. Those statements should be used with caution. They are subject to various risks and uncertainties, many of which are outside the Company's control. Factors that could cause actual results to differ materially from those in the forward-looking statements include: significant unanticipated movement in the price of the Company's shares, unanticipated costs in implementing the restructuring of the Truck Components business and the operations of that business thereafter, unanticipated changes in the markets for the Company's business segments, a significant downturn in business relationships with customers or their purchases from us, competitive pressure on sales and pricing, increases in the cost of material and other production costs that cannot be recouped in product pricing and further deterioration of economic and financial conditions in the United States and around the world. We assume no obligation to update these forward-looking statements.

                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Eaton Corporation

                                       /s/ Adrian T. Dillon
                                       -----------------------------
                                       Adrian T. Dillon
                                       Executive Vice President--Chief
                                       Financial and Planning Officer


Date: January 22, 2001